UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2020

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The NASDAQ Capital Market

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Resignation of Directors

On February 21, 2020, Jeffery Johnson and Murray David MacNaughtan each notified the Board of Directors (the “Board”) of Jaguar Health, Inc. (the “Company”) of his intention to resign as a member of the Board, effective as of February 21, 2020, including in the case of Mr. Johnson, his role as a member of the Compensation Committee and Nominating Committee. Mr. Johnson and Mr. MacNaughtan, were each originally designated to the Board in 2018 pursuant to the director election rights of Sagard Capital Partners, L.P. (“Sagard”) as the holder of the Company’s Series A Convertible Participating Preferred Stock (the “Series A Preferred Stock”). They are each resigning because the holders of all the shares of the Series A Preferred Stock currently outstanding are entitled to vote in the aggregate less than 5% of all of the votes entitled to be cast by holders of all securities of the Company at any meeting of the stockholders of the Company, the ownership requirement for Sagard’s right to designate directors to the Board. Their decision to resign did not involve any disagreement with the Company, its management or the Board.

Accordingly, the current composition of the Board’s committees are as follows:

Audit Committee: Messrs. Micek, Bochnowski, and Siegel

Compensation Committee: Messrs. Bochnowski and Siegel

Nominating Committee: Messrs. Bochnowski and Micek

A copy of the letters of resignation from Mr. Johnson and Mr. MacNaughtan are furnished herewith as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
99.1	Letter of Resignation of Jeffery Johnson, dated February 21, 2020.
99.2	Letter of Resignation of David MacNaughtan, dated February 21, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

By:	/s/ Lisa A. Conte
	Name:	Lisa A. Conte
	Title:	Chief Executive Officer & President

Date: February 27, 2020